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EXHIBIT 10.18

                              FIRST AMENDMENT
                       Dated as of September 16, 1998


This FIRST AMENDMENT (this "Amendment") is among NORDSTROM, INC., a Washington corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as agent (the "Agent") for the Lenders thereunder.

                           PRELIMINARY STATEMENTS:

1. The Borrower, the Lenders, the Managing Agents and the Agent have entered into a Credit Agreement dated as of July 24, 1997 (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

2. The Borrower has requested that the Lenders amend the Minimum Net Worth covenant set forth in the Credit Agreement.

3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 2 hereof, Section 6.3.2 of the Credit Agreement is hereby amended by deleting each reference in clause (B) of such Section to "July 31, 1997" and replacing each such reference with "July 31, 1998."

    SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

    (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders; and

    (b) each of the representations and warranties in Section 3 below shall be true and correct.

    SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

    (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its
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obligations hereunder and under the Loan Documents (as modified hereby)
to which it is a party. The execution, delivery and performance by the Borrower of this Amendment, and the performance by the Borrower of each Loan Document (as modified hereby) to which it is a party have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions.

    (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document (as modified hereby) to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect.

    (c) Representations and Warranties. The representations and warranties contained in each Loan Document to which the Borrower is a party (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

    (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

    SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

    (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

    (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, either Managing Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

    SECTION 5. Reference to and Effect on the Loan Documents. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

    SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Washington.
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                       (Signature Pages Follow)




    IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


NORDSTROM, INC.,
 a Washington corporation

By: /s/            John A. Goesling
    -------------------------------
    Name:          John A. Goesling
    Title:           Vice President


NATIONSBANK, N.A. (successor to
NationsBank of Texas, N.A.),
 as Agent

By: /s/                Michael Shea
    -------------------------------
    Name:              Michael Shea
    Title:    Senior Vice President

























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Lenders
-------


NATIONSBANK, N.A. (successor to
NationsBank of Texas, N.A.)

By: /s/                Michael Shea
    -------------------------------
    Name:              Michael Shea
    Title:    Senior Vice President


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By: /s/       Maria Vickroy-Peralta
    -------------------------------
    Name:     Maria Vickroy-Peralta
    Title:           Vice President


REVOLVING COMMITMENT VEHICLE
CORPORATION
By:  Morgan Guaranty Trust Company of New
     York, as Attorney-in-fact for Revolving
     Commitment Vehicle Corporation

By: /s/              David Weintrob
    -------------------------------
    Name:            David Weintrob
    Title:           Vice President


BANK ONE, COLORADO, N.A.

By: /s/            David L. Ericson
    -------------------------------
    Name:          David L. Ericson
    Title:         Senior Corporate
                    Banking Manager


KEYBANK NATIONAL ASSOCIATION

By: /s/         Richard J. Ameny, Jr.
    ---------------------------------
    Name:       Richard J. Ameny, Jr.
    Title:   Assistant Vice President


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NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION

By: /s/                    Brad Hardy
    ---------------------------------
    Name:                  Brad Hardy
    Title:             Vice President


PNC BANK, NATIONAL ASSOCIATION

By: /s/               Eric C. Johnson
    ---------------------------------
    Name:             Eric C. Johnson
    Title:      Senior Vice President


U.S. Bank

By: /s/              Arnold J. Conrad
    ---------------------------------
    Name:            Arnold J. Conrad
    Title:             Vice President